  Exhibit 10.20

THIS PROMISSORY NOTE (THE “SECURITIES”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS PROMISSORY NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

Principal Amount: $100,000
Issue Date: September 5, 2018 Actual Amount of Purchase Price: $100,000.00

BLOCKCHAIN INDUSTRIES, INC. PROMISSORY NOTE

1. Principal. Blockchain Industries, Inc., a Nevada corporation (the “Company”), for value received, hereby promises to pay to the order of Ian Molendyk (including its permitted assigns and successors, the “Holder”), in lawful money of the United States of America at the address for notices to Holder set forth below, the principal amount of $100,000.00, (the “Principal Amount”), and to pay a one time charge of interest on the Principal Amount hereof at the rate of ten percent (10%) of the Principal Amount (the “Interest Rate”) due and payable on September 18, 2018 (the “Maturity Date”).

2. Interest and Maturity. The Company promises to pay the Principal Amount and Interest Rate on the Maturity Date. Unless prepaid earlier as set forth below, all unpaid principal and unpaid accrued interest on this Note shall be due and payable on the Maturity Date.

3. Prepayment. This Note may be prepaid, in whole or in part, without the prior approval of the Holder. If the Company desires to prepay this Note, then the Company shall provide the Holder five (5) days prior notice of the amount of the prepayment. Any prepayment of this Note hereunder shall be without penalty and will be credited first against accrued interest and then principal. Upon payment in full of the amount of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

4. Notices. Any notice, other communication or payment required or permitted hereunder shall be given in writing and shall be deemed effectively given as provided in the Subscription Agreement.

5. Defaults and Remedies.

5.1 Events of Default. An “Event of Default” shall occur hereunder if:

(i)
the Company shall default in the payment of the principal and interest of this Note, when and as the same shall become due and payable, and the Company has not cured such default within five (5) days after the Company receives written notice of such default;

(ii)
the Company shall default in the due observance or performance of any covenant, representation, warranty, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof or pursuant to the terms of the Subscription Agreement other than the payment of principal and interest, and such default is not remedied or waived within the time periods permitted for therein, or if no cure period is provided therein, within thirty (30) days after the Company receives written notice of such default;

(iii)
the execution by the Company of a general assignment for the benefit of creditors; or

(iv)
the filing by or against the Company of any proceeding or petition in bankruptcy or for dissolution, liquidation, winding-up, composition or other relief of debtors under state or federal bankruptcy laws or a receiver or trustee is appointed for the Company or a substantial part of its property, and such proceeding, petition or appointment is not dismissed or discharged within thirty (30) days after its commencement; or

5.2 Acceleration. If any Event of Default occurs and is continuing beyond the applicable notice and cure period (if any), the Holder, by written notice to the Company, may declare the principal of and accrued interest on this Note to be due and payable immediately. Upon any such declaration of acceleration, such principal and interest shall become immediately due and payable and the Holder shall be entitled to exercise all of its rights and remedies with respect thereto. The failure of the Holder to declare the Note due and payable shall not be a waiver of its right to do so, and the Holder shall retain the right to declare the Note due and payable unless it shall execute a written waiver.

5.3 Penalties for Default. In the Event of Default as described in Section 5.1, Company shall pay to Holder a one time (1x) penalty equal to two times (2x) the Interest Rate.

6. No Rights as an Equity Owner. This Note does not by itself entitle the Holder to any voting or other rights as an equity owner of the Company.

7. Waiver of Notice of Presentment. The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or any other right.

8. Non-Waiver. The failure of the Holder to enforce or exercise any right or remedy provided in this Note or at law or in equity upon any default or breach shall not be construed as waiving the rights to enforce or exercise such or any other right or remedy at any later date. No exercise of the rights and powers granted in or held pursuant to this Note by the Holder, and no delays or omissions in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

9. Governing Law. This Note is being delivered in and shall be construed in accordance with the laws of the Commonwealth of New York without regard to the conflicts of laws provisions thereof.

10. Loss of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company will make and deliver in lieu of such Note a new Note of like tenor.

11. Equal Ranking. This Note shall rank equally without preference or priority of any kind over the other Notes of like tenor issued pursuant to the Subscription Agreement, and all payments on account of principal and interest with respect to any of such Notes shall be applied ratably and proportionally on all outstanding Notes on the basis of the outstanding principal amount of the outstanding Notes.

12. Amendment. Any term of this Note may be amended only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon the Holder, each other holder of Notes, each future holder of any Note and the Company, and the Company shall promptly give notice to all holders of outstanding Notes of any amendment or waiver effected in accordance with this Section 12.

13. Transfer. The terms and conditions of this Note shall inure to the benefit of and be binding upon the Holder and the Company and their respective successors and permitted assigns. This Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. This Note is non-negotiable and may not be transferred without the prior written consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned). Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered Holder. Transfers of this Note remain subject to applicable restrictions on such transfer under federal and state securities laws and the provisions of the Subscription Agreement, and all terms and provisions of this Note.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name effective as of the date first above written.

COMPANY:

Blockchain Industries, Inc.

By:

Patrick Moynihan, CEO